Effective on or about May 12, 2014, the sub-section entitled "MFS Commodity Strategy Fund" under the main heading "Appendix A – Description of Underlying Funds" will be restated in its entirety as follows:

MFS Commodity Strategy Fund

Investment Objective
The fund’s investment objective is to seek total return.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by providing exposure to the commodities markets.  The fund normally invests significantly in commodity-linked derivatives and debt instruments.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals. The fund’s investments in commodity-linked derivatives provide exposure to the investment returns of the commodities markets without investing directly in commodities.

MFS primarily invests the fund’s investments in commodity-linked derivatives in commodity-linked notes.  In addition to direct investments in commodity-linked notes, MFS may also invest up to 25% of the fund’s assets in MFS Commodity Strategy Portfolio,  a wholly-owned and controlled subsidiary organized in the Cayman Islands (the "Subsidiary"), which will invest significantly in commodity-linked derivatives (such as commodity-linked futures, options, and swaps) and debt instruments. The Subsidiary will be advised by MFS and will have the same objective, strategies, and restrictions as the fund, except that MFS will invest the Subsidiary's investments in commodity-linked derivatives primarily in commodity-linked futures, options, and swaps instead of commodity-linked notes.

MFS allocates the fund’s investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on quantitative analysis.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

MFS may invest the fund’s assets in foreign securities.

In addition to the commodity-linked derivatives described above, MFS may use derivatives for any investment purpose. To the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered.

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